UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2008
 (Date of earliest event reported: July 28, 2008)

PHOENIX INTERNATIONAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 Carry Way, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

(775) 882-9700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                      Other Events

On July 28, 2008, Phoenix International Ventures, Inc (the “Company”) held its 2008 Annual Stockholders Meeting in Carson City, Nevada to consider and vote upon two proposals; (i) to re-elect Zahir Teja and Neev Nissenson as the Company’s directors to serve until the next annual stockholders meeting, and (ii) to ratify the Company’s Board of Director’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ended December 31, 2008.  During the Annual Stockholders Meeting, the Company approved the following proposals; (i) the  re-election of Zahir Teja and Neev Nissenson as the Company’s directors, to serve until the next annual stockholders meeting, and (ii) the ratification of the Board’s appointment of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ended December 31, 2008.

Item 9.01                      Financial Statements and Exhibits.

(d)               Exhibits
    None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix International Ventures, Inc.

Date: August 1, 2008	By:	/s/ Zahir Teja
Zahir Teja
President